UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 13, 2009

CHINA GENGSHENG MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51527	91-0541437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People's Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 371-64059818
Registrant's Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On November 13, 2009, the Registrant issued a press release relating to its unaudited financial results for the third quarter ended September 30, 2009. The press release contains statements intended as "forward-looking statements," all of which are subject to the cautionary statement about forward-looking statements set forth therein. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits

(d) The following exhibits are filed with this report:

Exhibit
Number	Description

99.1	Press Release dated November 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Dated: November 13, 2009	/s/ Shunqing Zhang
Name: Shunqing Zhang
Title: Chief Executive Officer